UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2003


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044



Item 12.  Results of Operations and Financial Condition.

     On October 29, 2003, Competitive Technologies, Inc. (CTT) announced its fiscal results for the quarter and fiscal year ended July 31, 2003. A copy of CTT's press release is attached hereto as Exhibit 99.1.

      The information in this Current Report on Form 8-K and the attached exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.


                           Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:    October 31, 2003           /s/    John B. Nano
                                    By:  John B. Nano
                                    President,
                                    Chief Executive Officer and
                                    Authorized Signer




Exhibit Index

     99.1 Press release dated October 29, 2003.         3-5